EXHIBIT 99.2

Supplementary Financial Information
3rd Quarter 2000
Financial Statistics ( in 000's, except per share data)
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
                                                                   Payment           Payment            Record
Dividends Information (latest declaration):                      per share              Date              Date
                                                           ----------------  ---------------- -----------------
Common Dividend - quarterly                                        $0.5800        10/31/2000        10/24/2000
Preferred Series A - monthly                                       $0.1979        11/15/2000        11/01/2000
Preferred Series B - monthly                                       $0.1849        11/15/2000        11/01/2000
Preferred Series C - quarterly                                     $0.5859        10/15/2000        10/01/2000
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
                                                                Annualized
ROA:                                                          3rd Qtr 2000    Trailing 4 Qtrs
                                                           ----------------  -----------------
Gross Real Estate Assets, Average (in 000's)                    $1,414,426        $1,399,662
EBITDA                                                          $  124,832        $  125,498
EBITDA/Gross Real Estate Assets (%)                                    8.8%              9.0%
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
                                                              3rd Qtr 2000      3rd Qtr 1999
                                                           ----------------  ----------------
Common and Preferred Dividends as % of FFO                              89%               89%
EBITDA/Debt Service (1)                                               2.14              2.28
EBITDA/Fixed Charges (2)                                              1.68              1.77
Total Debt as % of Gross Real Estate Assets                             55%               51%
MAA portion of JV debt                                             $29,153           $27,495
Capitalized Interest YTD                                           $ 2,950           $ 3,104
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
FAD:                                                          3rd Qtr 2000      3rd Qtr 1999          YTD 2000         YTD 1999
                                                           ----------------  ---------------- ----------------- ----------------
FFO                                                                $13,690           $14,642           $42,878          $45,874
Average Units                                                       30,869            32,273            30,940           33,143
Average Shares - Fully Diluted                                      20,520            22,039            20,582           22,017
Recurring Capex (annual $400/unit)                                 $ 3,087           $ 3,227           $ 9,282          $ 9,943
FAD                                                                $10,603           $11,415           $33,596          $35,931
Free Cash Flow (3)                                                 $11,390           $12,192           $36,107          $38,279
Per Share (Fully Diluted):
FFO                                                                $  0.67           $  0.66           $  2.08          $  2.08
FAD                                                                $  0.52           $  0.52           $  1.63          $  1.63
Free Cash Flow (3)                                                 $  0.56           $  0.55           $  1.75          $  1.74
Distribution                                                       $  0.58           $  0.575          $  1.74          $  1.725
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
Debt:                                                         Principal       Average Years
                                                               Balance         To Maturity       Average Rate
                                                           ----------------  ---------------- -----------------
Fixed Rate -Conventional                                          $505,734               8.9              7.4%
Fixed Rate -Tax-free                                                94,870              22.9              6.2%
Line of Credit - Swapped to Fixed Rate                              75,000               4.6              6.9%
Variable Rate - Tax-free                                            31,817              27.1              5.8%
Variable Rate - Conventional                                        69,091               6.4              7.4%
                                                           ----------------------------------------------------
Total                                                             $776,512              10.9             7.15%
                                                           ====================================================
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
Future Payments as of September 30, 2000:                     Scheduled
                                                              Amortization     Maturities           Total
                                                           -----------------  --------------- -----------------
                                                      2000        $  1,042          $      0          $  1,042
                                                      2001           4,473            42,729            47,202
                                                      2002           4,542            11,390            15,932
                                                      2003           4,338           181,821           186,159
                                                      2004           4,279            71,168            75,447
                                                Thereafter         173,445           277,285           450,730
                                                           ----------------------------------------------------
                                                     Total        $192,119          $584,393          $776,512
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(1)  Annualized  EBITDA for  trailing  six  months to  annualized  debt  service
(aggregate of principal and interest) for same period.

(2)  Annualized  EBITDA for  trailing  six months to  annualized  fixed  charges
(aggregate of preferred distributions, principal and interest)for same period.

(3) Includes addback of other non-cash items,  primarily  non-real  depreciation and amortization.
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Supplementary Financial Information
3rd Quarter 2000
Apartment Data (end of period)
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
All Properties:                                             2000             1999  % Inc.
                                                  --------------- ---------------- --------
       Total Units, including ownership interests         33,727           34,733    -2.9%
                       Average Rental Rate (1) (2)       $637.20          $614.50     3.7%
                        Physical Occupancy (1) (2)          95.4%            95.5%   -0.1%
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
Same Store (1):                                    3rd Qtr 2000     3rd Qtr 1999
                                                  ---------------  ---------------
                                        Revenue          $50,262          $49,187     2.2%
                                                  --------------------------------
                             Operating Expenses           13,268           12,950     2.5%
                         RE Taxes and Insurance            5,554            5,399     2.9%
                                                  --------------------------------
                                 Total Expenses           18,822           18,349     2.6%
                                                  --------------------------------
                                            NOI          $31,440          $30,838     2.0%
                                                  ================================
                                          Units           27,769           27,769
                            Average Rental Rate          $628.49          $610.74     2.9%
                             Physical Occupancy            95.5%            95.6%    -0.1%
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
                                                             MAA
                                                       Occupancy           Market
Occupancy by Geographic Market:                     End of Qtr (2)     Occupancy (3)
                                                  -----------------   ---------------------
                                        Alabama            95.3%            91.8%
                            Arkansas & Missouri            96.9%            96.2%
                                Chattanooga, TN            95.0%            91.7%
                            Florida (except JAX)           95.5%            92.4%
                                        Georgia            95.0%            92.5%
                                    Jackson, TN            95.9%            93.9%
                               Jacksonville, FL            94.7%            94.0%
                                Kentucky & Ohio            96.5%            93.5%
                                    Memphis, TN            94.8%            93.4%
                                    Mississippi            94.6%            94.1%
                         N. Carolina & Virginia            95.6%            95.9%
                                  Nashville, TN            96.3%            94.9%
                                    S. Carolina            95.6%            93.9%
                                          Texas            96.0%            94.4%
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
MAA Rental Rate by Geographic Market (1) (2):        3rd Qtr 2000     3rd Qtr 1999   % Chg.
                                                  ---------------    -------------   ------
                                        Alabama          $640.30          $606.90     5.5%
                            Arkansas & Missouri          $580.20          $566.50     2.4%
                                Chattanooga, TN          $634.40          $626.20     1.3%
                            Florida (except JAX)         $679.40          $658.00     3.3%
                                        Georgia          $686.10          $667.30     2.8%
                                    Jackson, TN          $596.80          $582.00     2.5%
                               Jacksonville, FL          $651.40          $631.40     3.2%
                                Kentucky & Ohio          $621.40          $604.10     2.9%
                                    Memphis, TN          $612.90          $575.40     6.5%
                                    Mississippi          $559.50          $548.60     2.0%
                         N. Carolina & Virginia          $627.90          $594.10     5.7%
                                  Nashville, TN          $676.00          $626.40     7.9%
                                    S. Carolina          $605.20          $590.80     2.4%
                                          Texas          $637.10          $621.10     2.6%
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
                                                    3rd Qtr 2000
MAA Owned Properties, including Ownership Interests:  Properties       Apartments   % total
                                                    ------------- ---------------- --------
                                    Memphis, TN               13            4,643      14%
                                Chattanooga, TN                4              943       3%
                                  Nashville, TN                4            1,095       3%
                                    Jackson, TN                5              664       2%
                                        Georgia               25            5,981      18%
                                          Texas               15            4,312      13%
                                    S. Carolina               12            2,604       8%
                               Jacksonville, FL                8            2,726       8%
                            Florida (except JAX)              13            3,758      11%
                                    Mississippi                8            1,925       5%
                                Kentucky & Ohio                8            1,962       6%
                            Arkansas & Missouri                4            1,128       3%
                         N. Carolina & Virginia                4            1,034       3%
                                        Alabama                4              952       3%
                                                  -----------------------------------------
                                          Total              127           33,727     100%
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(1) Prior year information restated to represent units currently owned.

(2) Information represents owned properties not in lease-up.

(3) Total market information as of end of second quarter 2000, latest available information.

Supplementary Financial Information
3rd Quarter 2000
Development Pipeline Summary ($ in 000's)
($ in 000's)
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
                                                                             Actual/Forecast                      Apartemnts
                                                                      ----------------------------------- --------------------------
                                                    Current
                                             Total Estimated Cost to    Construction    Initial   Stabil-
                                             Units   Cost     Date     Start   Finish   Occupancy ization Available Leased  Occupied
                                            ------ --------- -------  ---------------- ---------- ------- --------- ------  --------
Development Communities:
In Lease-up                    Location
Grand Reserve Lexington        Lexington, KY  370    33,136   30,730  3Q 1998  3Q 2000  4Q 1999   2Q 2001      370     165       155
Reserve at Dexter Lake Phs II  Memphis, TN    244    16,670   15,597  2Q 1999  4Q 2000  1Q 2000   1Q 2001      220     186       168
Kenwood Club at the Park       Katy, TX       320    17,962   17,335  2Q 1999  2Q 2000  1Q 2000   2Q 2001      320     226       213
Grande View Nashville          Nashville, TN  433    35,822   28,598  1Q 1999  1Q 2001  3Q 2000   2Q 2002      129     131        97

                                            -------------------------                                     --------------------------
                                            1,367  $103,590  $92,260                                         1,039     708       633
                                            -------------------------                                     --------------------------
Under Construction / Pre-development:
Reserve at Dexter Lake Phs III Memphis, TN    244    16,830    1,652  3Q 2000  4Q 2001  2Q 2001   2Q 2002

                                            -------------------------
                                              244   $16,830  $ 1,652
                                            -------------------------

Total                                       1,611  $120,420  $93,912                                         1,039     708       633
                                            =========================                                    ===========================

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